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                                                                    Exhibit 10.5

[BELDEN CDT LOGO]                                      BELDEN CDT INC.
                                                       7701 FORSYTH BOULEVARD
                                                       SUITE 800
                                                       ST. LOUIS, MISSOURI 63105
                                                       TELEPHONE: (314) 854-8000
                                                       FACSIMILE: (314) 854-8001

PERSONAL & CONFIDENTIAL

May 17, 2005

Mr. Richard K. Reece
21 Ballas Court
Town & Country, MO 63131

Dear Ricky:

The terms of your retention award letter agreement (the "Retention Letter Agreement"), dated as of June 28, 2004, are amended as follows: If you were to elect to leave the Company in the event you were no longer reporting directly to Mr. Cunningham and if your departure from the Company occurs before July 15, 2006, then you will receive the last one-third of your cash award and restricted stock award (payable under the Retention Letter Agreement) on such date.

BELDEN CDT INC.

By: /s/ Kevin Bloomfield
    -------------------------
    Kevin Bloomfield

Agreed:

    /s/ Richard K. Reece
    -------------------------
    Richard K. Reece